UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2011

Fortune Brands Home & Security, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

847-484-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2011, Fortune Brands Home & Security, Inc. (the “Company”), a wholly-owned subsidiary of Fortune Brands, Inc. (“Fortune Brands”), entered into a Separation and Distribution Agreement in connection with the anticipated spin-off of the Company from Fortune Brands (the “Spin-off”). Also in connection with the Spin-off, on September 28, 2011, the Company and Fortune Brands entered into a Tax Allocation Agreement and an Employee Matters Agreement. It is anticipated that the Spin-off will be effectuated through the distribution by Fortune Brands of all of the outstanding shares of common stock of the Company (the “Distribution”).

A description of the Separation and Distribution Agreement, the Tax Allocation Agreement and the Employee Matters Agreement is included in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Fortune Brands, Inc.” in the Information Statement filed as an exhibit to Amendment No. 5 to the Company’s Registration Statement on Form 10 and is incorporated herein by reference. Copies of the Separation and Distribution Agreement, the Tax Allocation Agreement and the Employee Matters Agreement are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(d) On September 27, 2011, the Board of Directors of the Company (the “Board”) increased the size of the Board from seven to eight directors and elected John Morikis as a Class I member of the Board, each effective December 1, 2011. Mr. Morikis will serve on the Board for a term continuing until the Company’s 2012 annual meeting of stockholders. On September 30, 2011, the Company issued a press release announcing Mr. Morikis’ election, a copy of which is attached as Exhibit 99.1.

The Board determined that Mr. Morikis is independent under the rules of the New York Stock Exchange and the Company’s Corporate Governance Principles. Effective December 1, 2011, Mr. Morikis will serve on the Audit Committee of the Board.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2011, the Board approved the Restated Certificate of Incorporation of the Company (the “Restated Charter”). The Company’s sole stockholder, Fortune Brands, also approved the Restated Charter on September 27, 2011. The Restated Charter became effective on September 27, 2011.

On September 27, 2011, the Board approved the Amended and Restated Bylaws of the Company (the “Restated Bylaws”). Pursuant to the terms of the Board’s approval, the Restated Bylaws became effective on September 27, 2011.

A description of the material provisions of the Restated Charter and the Restated Bylaws can be found in the section entitled “Description of Our Capital Stock” in the Information Statement attached as Exhibit 99.1 to the Company’s Amendment No. 5 to Registration Statement on Form 10 filed with the Securities and Exchange Commission on August 26, 2011. Copies of the Restated Charter and the Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of September 27, 2011, between Fortune Brands, Inc. and Fortune Brands Home & Security, Inc.+

3.1	Restated Certificate of Incorporation of Fortune Brands Home & Security, Inc., dated September 27, 2011.

3.2	Amended and Restated Bylaws of Fortune Brands Home & Security, Inc., dated September 27, 2011.

10.1	Tax Allocation Agreement, dated as of September 28, 2011, between Fortune Brands, Inc. and Fortune Brands Home & Security, Inc.

10.2	Employee Matters Agreement, dated as of September 28, 2011, between Fortune Brands, Inc. and Fortune Brands Home & Security, Inc.

99.1	Press Release of Fortune Brands Home & Security, Inc., dated September 30, 2011.

+	The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

By	/s/ Lauren S. Tashma
	Name:	Lauren S. Tashma
	Title:	Assistant Secretary

Date: September 30, 2011

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of September 27, 2011, between Fortune Brands, Inc. and Fortune Brands Home & Security, Inc.+

3.1	Restated Certificate of Incorporation of Fortune Brands Home & Security, Inc., dated September 27, 2011.

3.2	Amended and Restated Bylaws of Fortune Brands Home & Security, Inc., dated September 27, 2011.

10.1	Tax Allocation Agreement, dated as of September 28, 2011, between Fortune Brands, Inc. and Fortune Brands Home & Security, Inc.

10.2	Employee Matters Agreement, dated as of September 28, 2011, between Fortune Brands, Inc. and Fortune Brands Home & Security, Inc.

99.1	Press Release of Fortune Brands Home & Security, Inc., dated September 30, 2011.

+	The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.